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                                                                   Exhibit 23(c)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, of our report dated August 4, 1998 on the December 31, 1997 financial statements of OmniLink Communications Corporation, included in Transaction Network Services, Inc. and Subsidiaries' Form 8-K File No. 000-23856 and to all references to our Firm included in this registration statement.


                                           /s/ ARTHUR ANDERSEN LLP
                                           -----------------------
                                             ARTHUR ANDERSEN LLP


Detroit Michigan
July 12, 1999